Q3 2022 Investor Update October 2022

SAFE HARBOR STATEMENTS Forward-Looking Statements: Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. These statements generally are accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the impact of the COVID-19 global pandemic and related measures taken by governmental or regulatory authorities to combat the global pandemic, including the impact of the global pandemic on our results of operations, financial condition and liquidity; our achievement of certain expected revenue results, including as a result of factors or events that are unexpected or otherwise outside of our control; our ability to generate sufficient cash flows to service our debt and other obligations and our ability to access capital, including debt or equity; general economic or business conditions affecting the radio broadcasting industry which may be less favorable than expected, decreasing spending by advertisers; changes in market conditions which could impair our intangible assets and the effects of any material impairment of our intangible assets; our ability to execute our business plan and strategy; our ability to attract, motivate and/or retain key executives and associates; increased competition in the radio broadcasting industry and our ability to respond to changes in technology in order to remain competitive; shift in population, demographics, audience tastes and listening preferences; disruptions or security breaches of our information technology infrastructure; the impact of current, pending or future legislation and regulations, antitrust considerations, and pending or future litigation or claims; changes in regulatory or legislative policies or actions or in regulatory bodies; changes in uncertain tax positions and tax rates; changes in the financial markets; changes in capital expenditure requirements; changes in interest rates; the possibility that we may be unable to achieve any expected cost-saving or operational synergies in connection with any acquisitions or business improvement initiatives, or achieve them within the expected time periods or other risks identified from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matter could significantly alter our actual results or our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. Non-GAAP Measures: In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP and may differ from non-GAAP measures used by other companies in our industry. The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may differ from similar measures presented by other companies. With respect to our forward-looking guidance, no reconciliation between a non-GAAP measure to the closest corresponding GAAP measure is included because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, a reconciliation of forward-looking EBITDA to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the amounts required to reconcile such measure. The unavailable information could have a significant impact on the company's future financial results. All reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure are set forth in the Appendix to this presentation. 2

Q3 2022 EARNINGS KEY HIGHLIGHTS CONTINUED STRONG EXECUTION OF STRATEGIC PLAN DELIVERS SOLID FINANCIAL RESULTS CURRENT OUTLOOK & STRONG BALANCE SHEET SUPPORT EXECUTION OF CAPITAL RETURN PROGRAM -2% YoY Total Revenue Change (driven by macro headwinds, with relative strength in local/digital) +5% YoY Digital Revenue Growth (with digital now representing 15% of revenue, up from 7% in 2019) +2% YoY EBITDA Growth (from $45.8 mm to $46.6 mm) $2.8M Bond Buyback in Q3 (YTD debt reduction of $65.1 mm) Revised Guidance $160-170M 2022 EBITDA Guidance <3.5x Net Leverage Target $55M YTD Cash from Operations (in addition to $69 mm in 2021 and $33 mm in 2020) ~70bps YoY EBITDA Margin Improvement 3.7x Net Leverage Ratio (down from 4.7x at 12/31/21, lowest in a decade and best among peers) 3 $3.9M Share Buyback in Q3 (YTD Q3 2022 buybacks of $28.9 mm; $21.1 mm capacity remaining under authorization)

2020 2021 LTM Q3 2022 $815 $916 $955 STRATEGY EXECUTION & POST-PANDEMIC RECOVERY DRIVING STRONG FINANCIAL RESULTS TOTAL REVENUE ($ MM) $82 $135 $167 2020 2021 LTM Q3 2022 2022 Guidance EBITDA ($ MM) +17% Growth +20% (ex-political) +102% Growth +166% (ex-political) Margin 10.1% Margin 14.7% Margin 17.4% Range: $160-170 4

$711 $629 $623 YE 2020 YE 2021 Q3 2022 8.7x 4.7x 3.7x < 3.5x CONTINUED FOCUS ON DE-LEVERAGING PROVIDING SIGNIFICANT FINANCIAL FLEXIBILITY Target Net Leverage Ratio Cash $272 $177 $118 NET DEBT AND NET LEVERAGE ($ MM) DELIVERY OF SUBSTANTIAL & ONGOING DE-LEVERAGING FOCUS ON 2022 RETURN OF CAPITAL AND DEBT PAYDOWN SIGNIFICANT ADDITIONAL LIQUIDITY Achieved net debt reduction of ~$640 mm (~50% of outstanding amount) since June 2018 Reiterated net leverage target of <3.5x Repurchased $28.9 mm of common shares through Q3 2022 with $21.1 mm additional capacity under previously announced authorization for share repurchases YTD debt paydown of $65.1 mm Cash of $118 mm and availability under ABL facility of $95 mm as of 9/30/22 to further execute multi- pronged capital allocation strategy 5 Target

$50 mm Share Repurchase Program Enhancing Shareholder Returns → $28.9 mm of Repurchases Through Q3 2022| $21.1 mm Authorization Remaining Substantial Fixed Cost Reductions Providing Enhanced Operating Leverage → Q3 EBITDA +2% | EBITDA Margin Increase of ~70bps Recent Performance & Current Visibility Supporting Outlook for EBITDA Growth → Revised EBITDA Guidance of $160-170 mm Substantial Additional Liquidity Resulting in Continued Capital Allocation Optionality → Flexibility for Accretive M&A and Internal Investments Audio-First Media Strategy with Fast-Growing Digital Businesses Driving Sustainable Growth → Digital Revenue +5%, Led by Digital Marketing Services (+12%) and Streaming (+11%) Continued Cash Flow Generation Resulting in Consistent De-Leveraging Profile → Q3 Net Leverage of 3.7x Down from 4.7x at 2021 Year End | <3.5x Target CUMULUS MEDIA Q3 2022 INVESTMENT HIGHLIGHTS 6

Appendix: Company Overview

AN AUDIO-FIRST MEDIA COMPANY and delivering highly efficient TRADITIONAL + DIGITAL advertising & marketing SOLUTIONS… connecting tens of thousands of BUSINESSES… Captivating LISTENERS with engaging, multi-platform audio content in every community in the U.S…. with 250+ million potential CUSTOMERS 8

CUMULUS MEDIA AT A GLANCE 405 Stations in 86 Markets #1 Network with ~9,500 Affiliates 1.5B+ Annual Podcast Downloads 5.0B+ Annualized Streaming Impressions ~3K Digital Marketing Services Clients STREAMING NETWORK 9 Sports Kevin Harlan Greg McElroyRich Eisen LEADING TALENT & BRANDS Music & Entertainment Roula Christie Kix Brooks Kenny Smoov News/Talk John Phillips Steve Cochran Mitch Albom Hallerin Hilton Hill Larry O’Connor Pete Mundo

Appendix: Non-GAAP Reconciliations 10

GLOSSARY OF NON-GAAP TERMS 11 The non-GAAP terms referenced below may be provided on an As-Reported Basis as well as a Same Station Basis. “EBITDA” or “Adjusted EBITDA” “EBITDA Margin” Net income or loss excluding: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations or early extinguishment of debt, local marketing agreement fees, restructuring costs, expenses relating to acquisitions and divestitures, non-routine legal expenses incurred in connection with certain litigation matters, and non-cash impairments of assets, if any. EBITDA margin equals EBITDA divided by Net Revenue. “EBITDA (ex political)” or “Adjusted EBITDA (ex political)” EBITDA excluding the impact of political advertising. “Net debt” “Net leverage” These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP. Total debt less cash and cash equivalents. Net debt divided by trailing twelve month Adjusted EBITDA

RECONCILIATIONS TO NON-GAAP TERMS NET INCOME TO ADJUSTED EBITDA (AS REPORTED BASIS, 2016-2021, EX. POLITICAL) 12 ($ in ‘000s) 2016 2017 2018 2019 2020 2021 Net (loss) income $ (510,720) $ (206,565) $ 757,581 $ 61,257 $ (59,719) $ 17,278 Income tax (benefit) expense (26,154) (163,726) (189,212) 22,263 (19,249) 2,982 Non-operating expense, including net interest expense 136,102 127,179 54,260 83,068 68,366 68,856 Local marketing agreement fees 12,824 10,884 4,280 3,500 3,149 1,075 Depreciation and amortization 87,267 62,239 56,106 52,554 52,290 53,545 Stock-based compensation expense 2,948 1,614 3,635 5,301 3,337 5,191 Impairment of assets held for sale - - - 6,165 - - Impairment of intangible assets and goodwill 604,965 335,909 - 15,563 4,509 - Impairment of capitalized software development costs - - - - 4,139 - (Gain) loss on sale of assets or stations (95,695) (2,499) 261 (55,403) 8,761 (17,616) Reorganization items, net - 31,603 (466,201) - - - Restructuring costs 1,817 19,492 13,649 18,315 14,859 14,604 Franchise taxes 530 558 189 786 815 685 (Gain) loss on early extinguishment of debt (8,017) 1,063 (201) (381) - (20,000) Non-routine legal expenses - - - - - 8,257 As reported Adjusted EBITDA $ 205,867 $ 217,751 $ 234,347 $ 212,988 $ 81,257 $ 134,857 Political EBITDA (15,086) (5,303) (18,501) (5,850) (23,630) (4,190) As reported Adjusted EBITDA, excluding impact of political EBITDA $ 190,781 $ 212,448 $ 215,846 $ 207,138 $ 57,627 $ 130,667

13 RECONCILIATIONS TO NON-GAAP TERMS NET INCOME TO ADJUSTED EBITDA (AS REPORTED BASIS, Q3 2022 LTM, EX. POLITICAL) ($ in ‘000s) Q3 2022 LTM Net income $ 33,928 Income tax expense 11,256 Non-operating expense, including net interest expense 64,269 Local marketing agreement fees 44 Depreciation and amortization 55,152 Stock-based compensation expense 6,116 Gain on sale of assets or stations 1,959 Restructuring costs 14,476 Franchise taxes 617 Gain on early extinguishment of debt (21,876) Non-routine legal expenses 564 As reported Adjusted EBITDA $ 166,505 Political EBITDA (10,365) As reported Adjusted EBITDA, excluding impact of political EBITDA $ 156,140

14 RECONCILIATIONS TO NON-GAAP TERMS NET INCOME TO ADJUSTED EBITDA (AS REPORTED BASIS, Q3 2021 AND Q3 2022, EX. POLITICAL) ($ in ‘000s) Q3 2021 Q3 2022 Net income $ 27,448 $ 8,540 Income tax expense 3,668 4,624 Non-operating expense, including net interest expense 16,692 15,538 Local marketing agreement fees 373 13 Depreciation and amortization 13,223 14,034 Stock-based compensation expense 1,372 1,518 (Gain) loss on sale of assets or stations (20,197) 41 Restructuring costs 2,474 2,297 Franchise taxes 186 182 Gain on early extinguishment of debt --- (279) Non-routine legal expenses 589 59 As reported Adjusted EBITDA $ 45,828 $ 46,567 Political EBITDA (849) (4,044) As reported Adjusted EBITDA, excluding impact of political EBITDA $ 44,979 $ 42,523 Net revenue $ 237,716 $ 233,463 EBITDA Margin 19.3% 19.9%

RECONCILIATIONS TO NON-GAAP TERMS NET INCOME TO ADJUSTED EBITDA (SAME STATION BASIS, 2019-2020, EX. POLITICAL) 15 2019 2020 Net income (loss) $ 62,705 $ (57,160) Income tax expense (benefit) 22,263 (19,249) Non-operating expense, including net interest expense 83,068 68,366 Local marketing agreement fees 3,500 3,149 Depreciation and amortization 52,522 52,232 Stock-based compensation expense 5,301 3,337 Impairment of assets held for sale 6,165 - Impairment of intangible assets 15,563 4,509 Impairment of capitalized software development costs - 4,139 (Gain) loss on sale of assets or stations (55,427) 7,270 Restructuring costs 18,293 14,839 Franchise taxes 786 815 Gain on early extinguishment of debt (381) - Same Station Adjusted EBITDA $ 214,358 $ 82,247 Political EBITDA (5,738) (23,630) Same Station Adjusted EBITDA, excluding impact of political EBITDA $ 208,620 $ 58,617 ($ in ‘000s)

16 RECONCILIATIONS TO NON-GAAP TERMS TOTAL DEBT TO NET DEBT ($ in ‘000s) Q2 2018 2018 2019 2020 2021 Q3 2022 Total debt 1,300,000$ 1,243,299$ 1,023,688$ 982,247$ 805,935$ 740,858$ Cash and cash equivalents 37,444 27,584 15,142 271,761 177,028 118,149 Net Debt 1,262,556$ 1,215,715$ 1,008,546$ 710,486$ 628,907$ 622,709$ LTM EBITDA 218,245 234,347 212,988 81,257 134,857 166,505 Net Leverage Ratio 5.8x 5.2x 4.7x 8.7x 4.7x 3.7x